                                                                   Exhibit 10.58
                                                                   -------------

               SECOND AMENDMENT TO LOAN AGREEMENT AND DOCUMENTS

     THIS SECOND AMENDMENT TO LOAN AGREEMENT AND DOCUMENTS, dated as of December 11, 1997 (this "Second Amendment"), is entered into by and between BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Borrower"), and LaSALLE NATIONAL BANK, a national banking association (the "Bank").

                                  WITNESSETH

     WHEREAS, the Borrower has previously executed and delivered to the Bank (a) a certain Note dated October 22, 1997 in the original principal amount of $10,000,000.00 (the "Original Note"), (b) a certain Loan Agreement dated October 22, 1997 (the "Original Loan Agreement") evidencing a Loan made by the Bank to the Borrower pursuant to such Original Loan Agreement, (c) a certain Amended and Restated Note dated December 1, 1997 in the original principal amount of $15,000,000.00 (the "Amended Note"), and (d) a certain First Amendment to Loan Agreement and Documents dated December 1, 1997 (the "First Amendment") amending certain terms of the Original Loan Agreement and Documents:

     WHEREAS, the Borrower has requested the Bank to increase the principal amount of the Loan by $5,000,000.00 from $15,000,000.00 to $20,000,000.00 subject to the terms hereof;


     WHEREAS, the Borrower and the Bank desire to modify the Original Loan Agreement and the Documents, as amended by the First Amendment and evidenced by the Amended Note, to reflect the modified terms of the Loan as set forth in this Second Amendment (the Original Loan Agreement, as amended by the First Amendment, is herein referred to as the "Loan Agreement").

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          Incorporation of Recitals. The above foregoing recitals are incorporated into and made a part of this Second Amendment. All capitalized terms used herein, if not otherwise specifically defined herein, shall have the meanings and definitions prescribed in the Loan Agreement and the Documents.

          Loan Commitment. As of the date of this Second Amendment, the Loan Agreement and the Documents are hereby amended to increase the principal amount of the Loan and Loan Commitment from $15,000,000.00 to an amount not to exceed $20,000,000.00 until January 31, 1998 at which time, without further notice or demand (a) the Borrower shall pay all amounts necessary to reduce the outstanding principal balance of the Loan to $15,000,000.00 or less, and (b) the Loan Commitment shall be permanently reduced to an amount not to exceed $15,000,000.00.

          Execution of Note. Contemporaneous with the execution of this Second Amendment the Borrower has executed and delivered a Second Amended and Restated
Note in the principal sum of up to $20,000,000.00 evidencing the Loan as amended by this Second Amendment, which Second Amended and Restated Note shall replace and supersede the Amended Note.

          Maturity Date. The definition of Maturity Date in the Loan Agreement is amended and restated to mean and be defined as the first to occur of (a) the date on which Borrower closes on a secondary offering of Borrower's common stock, (b) the Refinance Date, or (c) April 22, 1998; provided, however, if Borrower has not closed on its secondary offering of common stock on or before January 31, 1998, and if the Refinance Date is not on or before January 31, 1998, the Maturity Date means (x) January 31, 1998 as to $5,000,000.00 of the Loan, on which date Borrower shall pay all amounts necessary to reduce the outstanding principal balance of the Loan to $15,000,000.00 or less and on which date the Loan Commitment shall be permanently reduced to an amount not to exceed $15,000,000.00 and (y) as to the balance of the Loan and all outstanding Loan Advances together with any accrued but unpaid interest thereon and any other costs or amounts owed to the Bank under the Loan Agreement as amended hereby (i) the date on which Borrower closes on a secondary offering of Borrower's common stock, (ii) the Refinance Date, or (iii) April 22, 1998.

          Payment of Fees. Comtemporaneous with and as a condition of the execution of this Second Amendment, the Borrower shall pay the Bank a fee in the amount of $37,500.00 as additional consideration for increasing the amount of the Loan. The Borrower shall also pay the legal fees of Bank counsel in connection with the preparation of this Second Amendment and matters related thereto.

          Reaffirmation. To the extent any term(s) or conditions(s) in any of the Documents shall contradict or be in conflict with the amended terms of the Loan as set forth herein, such terms and conditions are hereby deemed modified and amended accordingly, upon the effective date hereof, to reflect the terms of the Loan as so amended herein. All terms of the Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Bank. As of the date of this Second Amendment, the Borrower herein restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Documents as amended herein. There are no other changes to the Loan Agreement or the Documents except for the changes specifically set forth herein.

          Certification. To further induce the Bank to enter into this Second Amendment, the Borrower represents and warrants to the Bank as follows: (a) the Borrower is empowered to perform all acts and things undertaken and done pursuant to this Second Amendment and the Second Amended and Restated Note and has taken all corporate or other action necessary to authorize the execution, delivery and performance of this Second Amendment and the Second Amended and Restated Note; (b) the officers of Borrower executing this Second Amendment and the Second Amended and Restated Note have been duly elected or appointed and have been fully authorized to executive the same at the time executed; (c) this Second Amendment and the Second Amended and Restated Note, when executed and delivered, will be the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms; and (d) the Borrower is delivering to the Bank contemporaneously herewith, a certificate of the Borrower's Secretary certifying as to the resolutions of the Executive Committee of Borrower's Board of Directors approving this Second Amendment and the Second Amended and Restated Note and the incumbency and signatures of the officers of the Borrower signing this Second Amendment and the Second Amended and Restated Note.

          Absence Of Claim. To further induce the Bank to enter into this Second Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of the Borrower as against the Bank with respect to the Obligations to the Bank.

          Illinois Law to Govern. This Second Amendment and each transaction contemplated hereunder shall be deemed to be made under and shall be construed and interpreted in accordance with the laws of the State of Illinois.

          Binding Effect. The terms, provisions and conditions of this Second Amendment shall be binding upon and inure to the benefit of each respective party and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWER:

                                       BROOKDALE LIVING COMMUNITIES, INC.

                                 By:   /s/ Craig G. Walczyk
                                       -----------------------------------------
                                 Print Name:  Craig G. Walczyk
                                            ------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------

ATTEST:

By:    Robert J. Rudnik
       -------------------------
Print Name:  Robert J. Rudnik
             -------------------
Title:  Secretary
       -------------------------

                                       BANK:

                                       LaSALLE NATIONAL BANK

                                 By:   /s/ Ann B. O'Shaughnessy
                                       -----------------------------------------
                                 Print Name:  Ann B. O'Shaughnessy
                                            ------------------------------------
                                 Title:  Asst. Vice President
                                       -----------------------------------------